4Q2022
Supplemental Information
FURNISHED AS OF MARCH 1, 2023 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report, and include, but are not limited to, statements related to the merger between Healthcare Realty Trust Incorporated (“Legacy HR” and, after the closing of the merger, the “Company” or "HR") and Healthcare Trust of America, Inc. (“HTA”) that closed on July 20, 2022 (the “Merger”). These forward-looking statements are made as of the date of this report and are not necessarily indicative of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: failure to realize the expected benefits of the Merger; the risk that the Company’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; pandemics or other health crises, such as COVID-19; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Annual Reports on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2022, under the heading "Risk Factors" and other risks described from time to time thereafter in the Legacy HR’s. HTA’s, and the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants & Liquidity
14	Disposition Activity
15	Acquisition Activity
16	Re/development Activity
17	Portfolio
18	Health Systems
19	MOB Proximity to Hospital
20	Lease Maturity & Occupancy
21	Leasing Statistics
22	NOI Performance
23	NOI Reconciliations
25	EBITDA Reconciliations
26	Components of Net Asset Value
27	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•Net loss attributable to common stockholders for the three months ended December 31, 2022 was $35.8 million or $0.09 per diluted common share.
•Normalized FFO per share totaled $0.42
•Same store cash NOI, including the Company's share of joint ventures, for the fourth quarter increased 2.8% over the prior year. For the trailing twelve months ended December 31, 2022, same store cash NOI, including the Company's share of joint ventures, grew 2.6%.
•Predictive growth measures in the same store portfolio include:
◦Average in-place rent increases of 2.81%
◦Future annual contractual increases of 2.9% for leases commencing in the quarter excluding one lease with no escalators to facilitate a multi-year build out period.
◦Weighted average cash leasing spreads of 3.5% on 623,000 square feet renewed:
▪7% (<0% spread)
▪13% (0-3%)
▪66% (3-4%)
▪14% (>4%)
◦Tenant retention of 75.7%
◦Year-over-year occupancy increased 169,000 square feet, or 50 basis points, to 89.3%. Sequential occupancy increased 59,000 square feet, or 20 basis points.
•Portfolio leasing activity in the fourth quarter totaled 1,113,000 square feet related to 336 leases:
◦671,000 square feet of renewals
◦442,000 square feet of new and expansion leases
•The Company's fourth quarter G&A expense of $14.4 million compares to normalized combined second quarter G&A of $23.1 million. This $35 million annualized reduction of G&A achieves the targeted $33-$36 million of synergies expected from the merger. Further G&A synergies are expected to be more than offset by normal G&A growth.
•In 2022, the Company closed on joint ventures and asset sale transactions totaling $1.25 billion at a weighted average cap rate of 4.8%.
•Since year end, the Company closed on additional asset sales of $112.8 million. These sales bring the cumulative net proceeds since the merger closing in July 2022 to $1.125 billion. These proceeds fully complete the funding of the merger-related special dividend that was paid in July 2022.
•In the fourth quarter, the Company acquired interests in four medical office buildings totaling 76,000 square feet for $26.4 million at a 6.5% cap rate. The properties are all located in existing markets and expand clusters in high growth markets, including Austin, Denver, Houston and Jacksonville.
•In the fourth quarter, the Company entered into new interest rate swaps totaling $550 million. In January 2023, $300 million of interest rate swaps expired. In February 2023, $50 million of new swaps were initiated bringing proforma fixed rate debt to approximately 85% of total debt.
•Net debt to adjusted EBITDA on a proforma run-rate basis was 6.4 times at the end of the quarter. For a reconciliation to expected run-rate amounts, see the section below.
•A dividend of $0.31 per share will be paid on March 21, 2023 to stockholders of record on March 7, 2023.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 4

RUN-RATE ADJUSTED EBITDA, NORMALIZED FFO AND FAD

The following table provides a reconciliation of the current quarter full proforma normalized FFO, FAD and Adjusted EBITDA to an expected quarterly run-rate. The expected run-rates do not adjust for future changes in interest rates, portfolio NOI growth, or external investment activity. The expected run-rates also do not include any dispositions beyond those expected to repay the $1.125 billion asset sale term loan.

	NORMALIZED FFO	FAD	ADJUSTED EBITDA	NET DEBT
Q4 2022	$159,801	$109,397	$214,909	$5,607,661
Q4 NOI acquisition/disposition timing impact [1,2]	(2,255)	(1,704)	—	—
NOI adjustment for January 2023 asset sales [1]	(1,801)	(1,761)	(1,801)	(112,460)
Q4 asset sale term loan interest paid	3,280	3,280	—	—
Normalized maintenance capex adjustment [3]	—	10,403	—	—
Adjusted run-rate	$159,025	$119,615	$213,108	$5,495,201
Per share	$0.41	$0.31
Net debt to adjusted EBITDA				6.4x
FFO wtd avg common shares outstanding - diluted	383,228	383,228

PROFORMA MAINTENANCE CAPITAL EXPENDITURES FUNDING
	2022 PROFORMA	4Q 2022	PROFORMA 3Q 2022	COMBINED COMPANY 2Q 2022	COMBINED COMPANY 1Q 2022
2nd generation TI	$54,309	$13,523	$11,763	$13,635	$15,388
Leasing commissions paid	31,992	7,404	8,739	7,251	8,598
Capital expenditures	64,011	25,669	17,461	11,726	9,155
	$150,312	$46,596	$37,963	$32,612	$33,141
% of Cash NOI
2nd generation TI	6.2%	6.4%	5.5%	6.0%	6.9%
Leasing commissions paid	3.6%	3.5%	4.1%	3.2%	3.9%
Capital expenditures	7.3%	12.1%	8.1%	5.2%	4.1%
	17.1%	22.0%	17.7%	14.4%	14.9%

FAD	$505,271
2022 Average of quarterly wtd average common shares outstanding - diluted	$383,592
2022 Dividend per share	$1.24
Proforma dividends	$475,654
Proforma Payout Ratio	94.1%

1FFO and EBITDA includes the impact of straight-line rent.
2Adjustments to reflect quarterly NOI/EBITDA from properties acquired or disposed of in the quarter.
3Quarterly maintenance capex as a percentage of NOI was 22%. Full year maintenance cap ex was 17.1% on a combined company basis. Adjustment reflects a reduction to maintenance capex to be consistent with full year 2022.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 5

Salient Facts [1]
AS OF DECEMBER 31, 2022

Properties

721 properties totaling 42.3M SF
71 markets in 35 states
93% managed by Healthcare Realty
92% medical office and outpatient
61% of NOI in Top 15 Markets

Capitalization

$13.0B enterprise value as of 12/31/22
$7.4B market capitalization as of 12/31/22
384.6M shares outstanding (including OP units)
$0.31 quarterly dividend per share
BBB/Baa2 S&P/Moody's
43.1% net debt to enterprise value at 12/31/22
6.4x net debt to adjusted EBITDA

1 Includes properties held in joint ventures.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2022, the Company was invested in 721 real estate properties in 35 states totaling 42.3 million square feet and had an enterprise value of approximately $13.0 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 93% of its portfolio.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

ANALYST COVERAGE

Barclays Research
BMO Capital Markets
BTIG, LLC
Citi Research
Credit Suisse Securities (USA) LLC
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 7

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	Post-merger		Pre-merger Combined
	4Q 2022	3Q 2022	2Q 2022
Real estate properties
Land	$1,439,798	$1,449,550	$1,104,700
Buildings and improvements	11,332,037	11,439,797	11,447,844
Lease intangibles	959,998	968,914	382,738
Personal property	11,907	11,680	11,799
Investment in financing receivables, net	120,236	118,919	118,446
Financing lease right-of-use assets	83,824	79,950	71,632
Construction in progress	35,560	43,148	31,980
Land held for development	74,265	73,321	22,952
Total real estate investments	14,057,625	14,185,279	13,192,091
Less accumulated depreciation and amortization	(1,645,271)	(1,468,736)	(3,102,055)
Total real estate investments, net	12,412,354	12,716,543	10,090,036
Cash and cash equivalents	60,961	57,583	64,026
Restricted cash	—	—	4,559
Assets held for sale, net	18,893	185,074	—
Operating lease right-of-use assets	336,983	321,365	353,807
Investments in unconsolidated joint ventures	327,248	327,752	272,851
Other assets, net and goodwill	693,192	587,126	578,948
Total assets	$13,849,631	$14,195,443	$11,364,227

LIABILITIES AND STOCKHOLDERS' EQUITY
	Post-merger		Pre-merger Combined
	4Q 2022	3Q 2022	2Q 2022
Liabilities
Notes and bonds payable	$5,351,827	$5,570,139	$5,158,398
Accounts payable and accrued liabilities	244,033	231,018	255,883
Liabilities of properties held for sale	437	10,644	—
Operating lease liabilities	279,895	268,840	291,739
Financing lease liabilities	72,939	72,378	62,195
Other liabilities	218,668	203,398	176,844
Total liabilities	6,167,799	6,356,417	5,945,059

Redeemable non-controlling interests	2,014	—	—

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,806	3,806	3,807
Additional paid-in capital	9,587,637	9,586,556	9,185,292
Accumulated other comprehensive income	2,140	5,524	4,536
Cumulative net income attributable to common stockholders	1,307,055	1,342,819	1,314,515
Cumulative dividends [1]	(3,329,562)	(3,211,492)	(5,171,621)
Total stockholders' equity	7,571,076	7,727,213	5,336,529
Non-controlling interest	108,742	111,813	82,639
Total Equity	7,679,818	7,839,026	5,419,168
Total liabilities and stockholders' equity	$13,849,631	$14,195,443	$11,364,227

1Includes HTA's cumulative dividends in excess of earnings.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 8

Statements of Income[1]
DOLLARS IN THOUSANDS

		3Q 2022		2Q 2022
	4Q 2022	PROFORMA FULL QUARTER	AS REPORTED	PRE-MERGER COMBINED
Revenues
Rental income	$329,399	$344,251	$298,931	$338,916
Interest income	4,227	3,750	3,366	1,957
Other operating	4,436	4,057	4,057	4,587
	338,062	352,058	306,354	345,460
Expenses
Property operating	117,009	127,172	112,473	120,383
General and administrative	14,417	18,956	16,741	24,783
Acquisition and pursuit costs [2]	92	482	482	1,449
Merger-related costs	10,777	79,402	79,402	12,192
Depreciation and amortization	185,275	186,643	158,117	130,782
	327,570	412,655	367,215	289,589
Other income (expense)
Interest expense before merger-related fair value	(52,464)	($48,547)	($43,775)	($40,303)
Merger-related fair value adjustment	(11,979)	(11,844)	(9,269)	—
Interest expense	(64,443)	(60,391)	(53,044)	(40,303)
Gain on sales of real estate properties	73,083	143,908	143,908	8,496
Gain (loss) on extinguishment of debt	119	(1,091)	(1,091)	(3,615)
Impairment of real estate assets	(54,452)	—	—	—
Equity gain (loss) from unconsolidated joint ventures	89	(124)	(124)	94
Interest and other (expense) income, net	(1,168)	(172)	(172)	9
	(46,772)	82,130	89,477	(35,319)
Net (loss) income	$(36,280)	$21,533	$28,616	$20,552
Net loss (income) attributable to non-controlling interests	516	(316)	(312)	(254)
Net (loss) income attributable to common stockholders	$(35,764)	$21,217	$28,304	$20,298

G&A SYNERGIES
	QUARTERLY	ANNUALIZED
Q2 combined normalized	$23,083	$92,332
Q4 2022	14,417	57,668
Synergies realized	(8,666)	(34,664)

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third and fourth quarter data is for the combined company, whether on an actual or pro forma basis.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

		3Q 2022 [6]		2Q 2022
	4Q 2022	PROFORMA FULL QUARTER	AS REPORTED	COMBINED
Net (loss) income attributable to common stockholders	$(35,764)	$21,217	$28,304	$20,298
Gain on sales of real estate assets	(73,083)	(143,908)	(143,908)	(8,496)
Impairments of real estate assets	54,452	—	—	—
Real estate depreciation and amortization	186,658	188,131	159,643	131,778
Non-controlling (loss) income from partnership units	(382)	316	377	254
Unconsolidated JV depreciation and amortization	4,020	3,526	3,526	3,295
FFO	$135,901	$69,282	$47,942	$147,129
Acquisition and pursuit costs [4]	92	482	482	1,449
Merger-related costs	10,777	79,402	79,402	12,192
Lease intangible amortization	137	127	(2)	815
Non-routine legal costs/forfeited earnest money received [5]	194	346	346	1,842
Debt financing costs	625	1,091	1,091	4,716
Merger-related fair value adjustment [6]	11,979	11,844	9,269	—
Unconsolidated JV normalizing items [7]	96	154	154	83
Normalized FFO	$159,801	$162,728	$138,684	$168,226
Non-real estate depreciation and amortization	624	577	577	1,780
Non-cash interest amortization [8]	2,284	1,869	1,387	747
Provision for bad debt, net	(100)	457	457	16
Straight-line rent income, net	(9,873)	(9,908)	(7,715)	(3,743)
Stock-based compensation	3,573	3,666	3,666	5,547
Unconsolidated JV non-cash items [9]	(316)	(377)	(377)	(242)
Normalized FFO adjusted for non-cash items	155,993	159,012	136,679	172,331
2nd generation TI	(13,523)	(11,763)	(10,147)	(13,635)
Leasing commissions paid	(7,404)	(8,739)	(8,283)	(7,251)
Capital expenditures	(25,669)	(17,461)	(16,067)	(11,726)
Total maintenance capex	(46,596)	(37,963)	(34,497)	(32,612)
FAD	$109,397	$121,049	$102,182	$139,719
Quarterly dividends [10]	$118,070	$119,194	$103,174	$122,862
FFO per common share - diluted	$0.35	$0.18	$0.14	$0.38
Normalized FFO per common share - diluted	$0.42	$0.42	$0.42	$0.44
FFO wtd avg common shares outstanding - diluted [11]	383,228	384,615	332,819	383,670

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
3FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
4Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
5Non-routine legal costs include expenses related to two separate disputes: one with a contractor on a $61.1 million completed construction project and another with a tenant on a violation of use restrictions. Forfeited earnest money received related to a disposition that did not materialize.
6Beginning in the fourth quarter, the Company adjusted normalized FFO for the impact of the merger-related fair value debt adjustment. Prior periods were adjusted for consistency.
7Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
8Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
9Includes the Company's proportionate share of straight-line rent, net and provision for bad debt, net related to unconsolidated joint ventures.
10Quarterly dividends for the third quarter represent dividends at the current rate of $0.31 per share multiplied by the weighted average shares outstanding. Actual dividends paid in the third quarter were $72.1 million.
11The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 515,352 for the three months ended December 31, 2022. Also includes the diluted impact of 4,042,993 OP units outstanding.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments [1]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	4Q 2022	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021
Acquisitions [2]	$26,388	$91,253	$163,762	$172,663	$258,072
Re/development	23,372	31,546	9,387	7,664	11,767
1st generation TI & acquisition capex [3]	21,218	12,596	8,103	7,473	7,596

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	4Q 2022	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021
2nd generation TI	$13,523	$11,763	$5,051	$4,899	$10,207
Leasing commissions paid	7,404	8,739	3,475	3,767	2,214
Capital expenditures	25,669	17,461	4,557	2,620	6,043
	$46,596	$37,963	$13,083	$11,286	$18,464
% of Cash NOI
2nd generation TI	6.4%	5.5%	5.6%	5.6%	12.1%
Leasing commissions paid	3.5%	4.1%	3.9%	4.3%	2.6%
Capital expenditures	12.1%	8.1%	5.1%	3.0%	7.2%
	22.0%	17.7%	14.6%	12.9%	21.9%

LEASING COMMITMENTS
	4Q 2022	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021
Renewals
Square feet	623,363	632,690	205,400	260,202	332,819
2nd generation TI/square foot/lease year	$1.90	$1.66	$1.66	$1.73	$1.46
Leasing commissions/square foot/lease year	$0.78	$1.03	$1.15	$1.04	$1.23
Renewal commitments as a % of annual net rent	11.7%	10.5%	11.4%	11.0%	11.4%
WALT (in months) [4]	51.7	50.1	39.7	42.9	46.4

New leases
Square feet	297,340	262,904	79,467	96,001	109,592
2nd generation TI/square foot/lease year	$6.25	$4.84	$7.07	$5.93	$5.44
Leasing commissions/square foot/lease year	$1.49	$1.39	$1.65	$1.90	$1.84
New lease commitments as a % of annual net rent	36.2%	28.1%	40.6%	32.2%	34.2%
WALT (in months) [4]	72.7	87.1	77.4	76.9	77.2

All
Square feet	920,703	895,594	284,867	356,203	442,411
Leasing commitments as a % of annual net rent	21.0%	16.9%	22.6%	19.2%	18.8%
WALT (in months) [4]	58.4	61.0	50.2	52.1	54.0

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third and fourth quarter data is for the combined company, whether on an actual or pro forma basis.
2Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
3Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
4WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 11

Debt Metrics[1]
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF DECEMBER 31, 2022
	PRINCIPAL BALANCE	BALANCE [2]	MATURITY DATE	MONTHS TO MATURITY [3]	INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,115	5/1/2025	28	$2,470	$2,422	3.88%	4.12%
	600,000	571,587	8/1/2026	43	7,051	5,250	3.50%	4.94%	Y
	500,000	479,553	7/1/2027	54	5,700	4,687	3.75%	4.76%	Y
	300,000	296,852	1/15/2028	61	2,781	2,719	3.63%	3.85%
	650,000	565,402	2/15/2030	86	7,466	5,037	3.10%	5.30%	Y
	299,500	296,385	3/15/2030	87	1,930	1,800	2.40%	2.72%
	300,000	295,547	3/15/2031	99	1,592	1,538	2.05%	2.25%
	800,000	632,693	3/15/2031	99	8,074	4,000	2.00%	5.13%	Y
	$3,699,500	$3,387,134		71	$37,064	$27,453	2.97%	4.43%
TERM LOANS	$350,000	$349,114	7/20/2025	31	$4,192	$4,192	SOFR + 1.05%	5.17%
	200,000	199,670	5/31/2026	41	2,385	2,385	SOFR + 1.05%	5.17%
	150,000	149,495	6/1/2026	41	1,789	1,789	SOFR + 1.05%	5.17%
	300,000	299,936	10/31/2026	46	3,578	3,578	SOFR + 1.05%	5.17%
	200,000	199,362	7/1/2027	54	2,385	2,385	SOFR + 1.05%	5.17%
	300,000	297,869	1/12/2028	60	3,578	3,578	SOFR + 1.05%	5.17%
	$1,500,000	$1,495,446		45	$17,907	$17,907		5.17%
$1.5B CREDIT FACILITY	$385,000	$385,000	10/31/2027	58	$2,759	$2,759	SOFR + 0.95%	5.27%
$1.125B ASSET SALE TERM	$—	$—	7/19/2024	—	$4,362	$3,280	SOFR + 1.05%		Y
MORTGAGES	$84,122	$84,247	various	24	$797	$861	4.07%	3.97%
	$5,668,622	$5,351,827		60	$62,889	$52,260	3.72%	4.69%	$2,550,000
Interest rate swaps					(3,591)	(3,591)
Interest cost capitalization					(561)	—
Unsecured credit facility fee & deferred financing costs					2,443	946
Fair value derivative amortization					2,325	—
Financing right-of-use asset amortization					938	—
					$64,443	$49,615

DEBT MATURITIES SCHEDULE AS OF DECEMBER 31, 2022
	PRINCIPAL PAYMENTS
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	WA RATE
2023			$18,880	$18,880	3.83%
2024			25,352	25,352	4.41%
2025	$350,000	$250,000	16,250	616,250	4.62%
2026	650,000	600,000	23,640	1,273,640	4.36%
2027	585,000	500,000		1,085,000	4.55%
2028	300,000	300,000		600,000	4.40%
Thereafter		2,049,500		2,049,500	2.41%
Total	$1,885,000	$3,699,500	$84,122	$5,668,622	3.72%
Fixed rate debt balance [4]	$1,150,000	$3,699,500	$84,122	$4,933,622
Company share of JV debt			$23,572

INTEREST RATE SWAPS
MATURITY	AMOUNT	RATE
January 2023	$300,000	1.42%
January 2024	200,000	1.21%
May 2026	100,000	2.15%
December 2026	150,000	3.84%
June 2027	150,000	4.13%
December 2027	250,000	3.79%
As of 12/31/2022	$1,150,000	2.63%
Subsequent Activity:
June 2026	50,000	4.16%
As of 3/1/2023	900,000	3.12%

1On July 20, 2022, Legacy HR and HTA merged, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
3Includes extension options.
4Reflects $1.2 million of interest rate swaps.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 12

Debt Covenants & Liquidity[1]
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED DECEMBER 31, 2022 [2]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	38.7%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.6%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	40.9%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	3.7x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	3.7x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	6.3%

Senior Notes
Incurrence of total debt	Total debt/total assets	Not greater than 60%	38.4%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.6%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	257.7%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.1x

Other
Run-rate net debt to adjusted EBITDA [3]	Run-rate net debt (debt less cash)/adjusted EBITDA	Not required	6.4x
Net debt to enterprise value [4]	Net debt/enterprise value	Not required	43.1%

LIQUIDITY SOURCES
Cash	$60,961
Unsecured credit facility availability	1,115,000
Consolidated unencumbered assets (gross) [5]	13,848,152

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
3Adjusted EBITDA is based on the proforma full quarter results, annualized. See page 24 for a reconciliation of adjusted EBITDA. Proforma adjusted EBITDA and net debt includes run-rate adjustments highlighted on page 5.
4Based on the closing price of $19.27 on December 31, 2022 and 384,632,887 shares outstanding.
5Annualized fourth quarter 2022 unencumbered asset NOI was $805.9 million.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 13

Disposition Activity
DOLLARS IN THOUSANDS

DISPOSITION ACTIVITY
	COUNT	SQUARE FEET	LEASED %	SALE PRICE	CAP RATE [1]
Q1 2022 total	2	150,291	82%	$84,950	3.4%
Q2 2022 total	2	201,523	51%	25,500	6.9%
Q3 2022 total [2]	26	1,673,858	90%	785,947	4.6%
Q4 2022 total	15	1,077,455	86%	349,771	5.4%
2022 total	45	3,103,127	86%	$1,246,168	4.8%

Q4 2022 DISPOSITION DETAIL
LOCATION	COUNT	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Dallas, TX	2	10/4/2022	291,328	82%	$104,025
Houston, TX	1	10/21/2022	134,910	71%	32,000
College Station, TX	1	11/10/2022	122,942	87%	49,177
El Paso, TX	1	12/22/2022	110,465	98%	55,326
Atlanta, GA	9	12/22/2022	348,416	90%	91,243
St. Louis, MO	1	12/28/2022	69,394	100%	18,000
Q4 2022 total	15		1,077,455	86%	$349,771
Q4 average cap rate [1]					5.4%

SUBSEQUENT DISPOSITION ACTIVITY
LOCATION	COUNT	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Tampa, FL & Miami, FL [3]	2	1/12/2023	224,037	100%	$93,250
Dallas, TX [4]	1	1/30/2023	36,691	100%	19,210
St. Louis, MO	1	2/10/2023	6,500	100%	350
Subsequent total	4		267,228	100%	$112,810
Subsequent average cap rate [1]					6.3%

1For dispositions, cap rate represents the in-place cash NOI divided by sales price.
2Includes a portfolio in which the Company sold 80% of the properties into an unconsolidated joint venture, a portfolio in which the Company sold 60% of the properties into an unconsolidated joint venture, and an HTA asset that was sold prior to the merger in July.
3Includes two properties, sold in two separate transactions to the same buyer on the same date.
4Values and square feet are represented at 100%. The Company retained a 40% ownership interest in the joint venture that purchased this property.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 14

Acquisition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
	COUNT	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP	CAP RATE [2]
Q1 2022 total	9	398,520	87%	$223,150	77%	4.7%
Q2 2022 total	13	359,706	100%	163,762	100%	5.8%
Q3 2022 total	8	242,602	98%	91,253	100%	5.6%
Q4 2022 total	3	76,480	99%	26,388	100%	6.5%
2022 total	33	1,077,308	95%	$504,553	90%	5.3%
JV Contribution				(50,488)
2022 total, net				$454,065

Q4 2022 ACQUISITION DETAIL
MARKET	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Jacksonville, FL	1	0.10	Ascension	10/12/2022	6,200	100%	$3,600	100%
Houston, TX	1	0.00	Memorial Hermann Health	11/21/2022	28,369	96%	5,500	100%
Austin, TX [3]	NA	0.01	Ascension	12/28/2022	2,219	100%	888	100%
Denver, CO	1	3.01	None	12/28/2022	39,692	100%	16,400	100%

Q4 2022 total	3				76,480	99%	$26,388	100%
Q4 average cap rate [2]							6.5%

1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3The Company acquired additional ownership in an existing building bringing the Company's ownership to 71.4%.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 15

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	PROJECT START	ESTIMATED COMPLETION/INITIAL LEASE COMMENCEMENT
Active development
Nashville, TN	Ascension	106,194	50%	$44,000	$18,641	2Q 2021	3Q 2023
Orlando, FL [1]	Advent Health	156,566	74%	65,000	48,367	1Q 2022	2Q 2024
Raleigh, NC	UNC REX Health	120,694	—%	49,300	35,675	2Q 2022	4Q 2024
Orlando, FL	Exalt Health	45,000	100%	25,900	24,430	1Q 2023	1Q 2025
Total development		428,454	50%	$184,200	$127,113
Projected stabilized yield - 6.5%-8.0%
Estimated stabilization period post completion - 12 - 36 months

Active redevelopment
Seattle, WA [2]	MultiCare	56,000	100%	$12,500	$247	1Q 2021	4Q 2022
Dallas, TX	Baylor Scott & White	217,114	61%	17,500	5,368	4Q 2020	4Q 2023
Washington, DC	Inova Health	259,290	70%	21,200	18,343	1Q 2022	2Q 2024
Total redevelopment		532,404	69%	$51,200	$23,958
Projected stabilized yield - 8.0%-11.0%
Estimated stabilization period post completion - 12 - 36 months

Total active re/development projects		960,858	61%	$235,400	$151,071

PROSPECTIVE RE/DEVELOPMENT
MARKET	TYPE	SQUARE FEET [3]	LEASED % [4]	BUDGET	EXPECTED START	PROJECT DESCRIPTION
Fort Worth, TX	Dev	102,000	40%	$48,000	2H 2023	New on-campus MOB
Houston, TX	Dev	112,000	60%	53,200	2H 2023	New on-campus MOB
Phoenix, AZ	Dev	100,000	60%	52,000	2H 2023	New MOB adjacent to campus
Denver, CO	Dev	230,000	100%	150,000	2H 2024	New surgical facility and MOB adjacent to campus
Houston, TX	Redev	297,423	60%	20,275	2H 2023	Redevelopment of two on-campus MOBs
Chicago, IL	Redev	73,657	55%	10,962	2H 2023	Redevelopment of an MOB in Chicago CBD
Washington, DC	Redev	57,323	72%	10,078	2H 2023	Off-campus MOB redevelopment
Total prospective re/development		972,403	68%	$344,515

1Investment is a construction loan with purchase rights upon completion.
2Redevelopment project is a 23,000 square foot expansion to an existing medical office building. When complete, the building will be approximately 56,000 square feet. The first tenant took occupancy in 4Q2022.
3If project is identified as development (dev), then amount is projected building size. If project is a redevelopment (redev), then amount is existing building size.
4If project is identified as dev, then amount is expected preleasing percentage. If project is a redev, then amount is equal to current actual leased percentage.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 16

Portfolio [1,2,3]
DOLLARS IN THOUSANDS

MARKETS
		WHOLLY OWNED COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT/SURGICAL	OFFICE	WHOLLY OWNED	JOINT VENTURES	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	45	3,308,315	302,764	199,800	3,810,879	189,385	4,000,264	10.3%	10.3%
Seattle, WA	15	29	1,592,501			1,592,501		1,592,501	5.1%	15.4%
Los Angeles, CA	2	23	1,218,579	63,000	104,377	1,385,956	702,453	2,088,409	4.9%	20.3%
Boston, MA	11	18	964,945			964,945		964,945	4.9%	25.2%
Charlotte, NC	22	32	1,790,415			1,790,415		1,790,415	4.6%	29.8%
Houston, TX	5	34	2,403,175	150,723	57,170	2,611,068		2,611,068	4.5%	34.3%
Miami, FL	7	23	1,414,086	133,500		1,547,586		1,547,586	4.3%	38.6%
Atlanta, GA	9	28	1,478,336			1,478,336		1,478,336	4.0%	42.6%
Tampa, FL	18	20	1,012,094			1,012,094		1,012,094	3.0%	45.6%
Denver, CO	19	33	1,780,819		93,869	1,874,688	116,616	1,991,304	2.9%	48.5%
Raleigh, NC	42	27	1,103,648			1,103,648		1,103,648	2.6%	51.1%
Phoenix, AZ	10	35	1,512,304			1,512,304		1,512,304	2.6%	53.7%
Chicago, IL	3	7	712,757			712,757		712,757	2.4%	56.1%
Indianapolis, IN	33	36	1,080,947	61,398		1,142,345	273,479	1,415,824	2.4%	58.5%
Hartford, CT	48	30	768,947			768,947		768,947	2.4%	60.9%
Nashville, TN	36	12	1,135,640		108,691	1,244,331		1,244,331	2.2%	63.1%
New York, NY	1	14	614,522			614,522		614,522	2.1%	65.2%
Austin, TX	29	13	863,700			863,700		863,700	2.0%	67.2%
Orlando, FL	23	8	359,477	186,998		546,475		546,475	2.0%	69.2%
Memphis, TN	43	11	802,221	54,416		856,637		856,637	1.9%	71.1%
Other (51 markets)		210	11,112,198	574,976	1,228,363	12,915,537	630,776	13,546,313	28.9%	100.0%
Total		688	37,029,626	1,527,775	1,792,270	40,349,671	1,912,709	42,262,380	100.0%
Number of properties			658	20	10	688	33	721
% of square feet			91.8%	3.8%	4.4%	100.0%
% multi-tenant			84.5%	—%	61.8%	80.3%
Investment			$12,658,894	$653,648	$509,211	$13,821,753
Quarterly cash NOI [5]			$185,092	$12,083	$7,411	$204,586
% of cash NOI			90.5%	5.9%	3.6%	100.0%

BY BUILDING TYPE
	WHOLLY OWNED
	MULTI-TENANT	SINGLE-TENANT	SUBTOTAL	JOINT VENTURE	TOTAL
Number of properties	545	143	688	33	721
Square feet	32,397,093	7,952,578	40,349,671	1,912,709	42,262,380
% of square feet	76.7%	18.8%	95.5%	4.5%	100.0%
Investment [2]	$10,553,866	$3,267,887	$13,821,753	$350,305	$14,172,058
Quarterly cash NOI 2,	$152,128	$52,458	$204,586	$4,579	$209,165
% of cash NOI	72.7%	25.1%	97.8%	2.2%	100.0%

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
3Excludes assets held for sale, land held for development, construction in progress and corporate property.
4The Company's weighted average ownership percentage in its joint ventures was approximately 48%.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 17

Health Systems [1,2]

MOB PORTFOLIO
			BUILDING SQUARE FEET			# OF BLDGS		LEASED BY HEALTH SYSTEM	% OF LEASED SF	# OF LEASES
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT [4]	OFF-CAMPUS AFFILIATED [5]	TOTAL		% OF NOI [6]
HCA	1	BBB-/Baa3	2,308,053	779,250	3,087,303	46	8.3%	796,825	2.5%	136
CommonSpirit	4	A-/Baa1	1,906,957	593,550	2,500,507	43	6.8%	882,801	2.7%	157
Baylor Scott & White	21	AA-/Aa3	2,570,180	66,376	2,636,556	29	6.2%	1,401,055	4.3%	194
Ascension Health	3	AA+/Aa2	2,156,369	97,551	2,253,920	24	5.5%	929,797	2.9%	146
Tenet Healthcare Corporation	6	B+/B1	1,526,040	414,278	1,940,318	35	4.3%	486,321	1.5%	91
Atrium Health	16	AA-/Aa3	682,654	348,792	1,031,446	18	3.3%	906,608	2.8%	81
AdventHealth	11	AA/Aa2	797,587	118,585	916,172	14	2.6%	410,916	1.3%	82
Wellstar Health System	75	A+/A2	896,773	23,088	919,861	18	2.5%	580,281	1.8%	81
Community Health Systems	8	/B3	1,024,527	—	1,024,527	26	2.5%	384,850	1.2%	50
UW Medicine (Seattle)	91	AA+/Aaa	461,363	169,709	631,072	10	2.5%	292,712	0.9%	31
Trinity Health	7	AA-/Aa3	633,711	153,938	787,649	11	2.1%	493,431	1.5%	67
Baptist Memorial Health Care	89	A-2/--	544,122	252,414	796,536	10	1.9%	430,579	1.3%	58
Providence St. Joseph Health	5	A+/A1	330,287	31,601	361,888	8	1.6%	162,816	0.5%	26
Cedars-Sinai Health Systems	24	AA-/--	199,701	90,607	290,308	5	1.4%	52,891	0.2%	19
Hawaii Pacific Health	181	--/A1	173,502	124,925	298,427	3	1.3%	97,735	0.3%	39
Banner Health	51	AA-/Aa3	749,075	31,039	780,114	24	1.3%	147,178	0.5%	38
Overlake Health System	291	A/A2	230,710	—	230,710	3	1.2%	73,676	0.2%	8
Medstar Health	45	A/A2	326,129	—	326,129	4	1.2%	223,965	0.7%	64
WakeMed	185	--/A2	368,046	101,597	469,643	12	1.2%	114,435	0.4%	15
Bon Secours Health System	22	A+/A1	405,945	—	405,945	6	1.1%	236,637	0.7%	49
UNC Health Care	62	/Aa3	166,374	160,380	326,754	7	1.0%	208,554	0.6%	27
Other (65 credit rated)			6,508,813	2,950,049	9,458,862	172	24.7%	4,550,366	14.1%
Subtotal - credit rated [7]			24,966,918	6,507,729	31,474,647	528	84.5%	13,864,429	42.9%
Other non-credit rated [8]			1,162,849	475,679	1,638,528	35	5.8%	897,280	2.8%
Off-campus non-affiliated [9]			—	3,916,451	3,916,451	95	9.7%	—	—%
Wholly-owned			26,129,767	10,899,859	37,029,626	658	100.0%	14,761,709	45.7%
Joint ventures			1,143,456	579,868	1,723,324
Total			27,273,223	11,479,727	38,752,950

1On July 20, 2022, Legacy HR and HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR.
2Excludes construction in progress and assets classified as held for sale.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
6Includes HTA on a full quarter proforma basis.
7Based on square footage, 77.1% is associated and 40.1% is leased by an investment-grade rated healthcare provider.
8Includes 38 properties associated with a hospital system that is not credit rated.
9Includes off-campus buildings that are not 20% or more leased by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	# OF PROPERTIES	SQUARE FEET	TOTAL	% GROUND LEASED
On campus	233	18,021,863	46.5%	36.7%
Adjacent to campus [3]	202	9,251,360	23.9%	4.0%
Total on/adjacent	435	27,273,223	70.4%	40.7%
Off campus - affiliated [4]	152	7,429,915	19.2%	3.5%
Off campus	98	4,049,812	10.4%	1.1%
	685	38,752,950	100.0%	45.3%
Wholly-owned	658	37,029,626
Joint ventures	27	1,723,324

MEDICAL OFFICE BUILDINGS BY CLUSTER [5]
	TOTAL			HOSPITAL CENTRIC [6]
	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET
Clustered	485	26,721,853	69.0%	401	23,247,723	72.0%
Non-clustered	200	12,031,097	31.0%	134	9,043,121	28.0%
Total	685	38,752,950	100.0%	535	32,290,844	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5A cluster is defined as at least two properties within a geographic radius of two miles. The Company believes clusters provide operational efficiencies and greater local leasing knowledge that accelerate NOI growth.
6Includes buildings that are located within two miles of a hospital campus.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 19

Lease Maturity & Occupancy[1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT [2]		SINGLE-TENANT		TOTAL
	# OF LEASES	SQUARE FEET	# OF LEASES	SQUARE FEET	# OF LEASES	SQUARE FEET	% OF LEASED SQUARE FEET
2023	1,447	4,286,422	13	731,847	1,460	5,018,269	14.2%
2024	1,153	4,235,453	18	914,693	1,171	5,150,146	14.5%
2025	1,006	3,491,315	17	964,475	1,023	4,455,790	12.6%
2026	805	3,124,820	9	485,445	814	3,610,265	10.2%
2027	790	3,281,539	17	1,138,829	807	4,420,368	12.5%
2028	425	1,884,955	15	662,660	440	2,547,615	7.2%
2029	366	1,732,347	15	752,632	381	2,484,979	7.0%
2030	275	1,581,033	13	625,890	288	2,206,923	6.2%
2031	224	974,364	3	229,223	227	1,203,587	3.4%
2032	261	1,773,687	6	332,678	267	2,106,365	5.9%
Thereafter	169	1,269,325	16	944,357	185	2,213,682	6.3%
Total occupied	6,921	27,635,260	142	7,782,729	7,063	35,417,989	87.8%
Total building		32,397,093		7,952,578		40,349,671
Occupancy		85.3%		97.9%		87.8%
WALTR (months) [3]		49.9		69.3		54.2
WALT (months) [3]		95.5		146.1		106.6

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION (square feet in thousands)
	# OF PROPERTIES	SQUARE FEET	4Q 2022	3Q 2022	4Q 2021	SEQUENTIAL	Y-O-Y
Same store multi-tenant	465	27,860,852	86.6%	86.4%	85.9%	59	197
Same store single-tenant	128	7,366,431	99.5%	99.5%	99.9%	—	(28)
Total same store properties	593	35,227,283	89.3%	89.2%	88.8%	59	169
Acquisitions	74	3,399,064	87.1%	88.0%	86.1%	(37)	(17)
Development completions	6	409,801	86.8%	86.8%	79.2%	—	31
Re/development	11	1,090,690	58.0%	57.1%	67.3%	9	(102)
Planned dispositions	4	222,833	1.4%	2.4%	25.9%	(2)	(55)
Wholly-owned	688	40,349,671	87.8%	87.7%	87.6%	29	26
Joint ventures	33	1,912,709	85.4%	85.5%	88.3%	(1)	3
Total	721	42,262,380	87.7%	87.6%	87.6%	28	29
Same store leased %			90.5%
Total leased %			88.9%

1Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale, unless noted otherwise.
2The average lease size in the multi-tenant portfolio is 3,993 square feet.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 20

Leasing Statistics [1]

SAME STORE 4Q 2022 RENEWALS
	Q4 2022	TTM

Cash leasing spreads	3.5%	2.8%

Cash leasing spreads distribution
< 0% spread	6.5%	9.3%
0-3% spread	13.2%	23.8%
3-4% spread	66.2%	47.8%
> 4% spread	14.1%	19.1%
Total	100.0%	100.0%

Tenant retention rate	75.7%	78.9%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Same store	2.80%	65.0%	2.85%	19.9%	2.81%	84.9%
Acquisitions	2.47%	6.7%	2.52%	1.3%	2.48%	8.0%
Other [3]	2.66%	6.5%	2.13%	0.6%	2.61%	7.1%
Total	2.76%	78.2%	2.81%	21.8%	2.77%	100.0%
Escalator type
Fixed	2.71%	96.5%	2.39%	83.1%	2.65%	93.6%
CPI	4.09%	3.5%	4.89%	16.9%	4.55%	6.4%

TYPE AND OWNERSHIP STRUCTURE
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	44.7%	75.2%	51.4%
Physician and other	55.3%	24.8%	48.6%

Lease structure
Gross	9.0%	6.5%	8.4%
Modified gross	31.8%	9.6%	26.9%
Net	59.2%	53.9%	58.1%
Absolute net [4]	—%	30.0%	6.6%

Ownership type
Ground lease	44.8%	33.2%	42.5%
Fee simple	55.2%	66.8%	57.5%

# OF LEASES BY SIZE
LEASED SQUARE FEET	MULTI-TENANT	SINGLE-TENANT	WALT	WALTR
0 - 2,500	3,640	—	70.6	36.3
2,501 - 5,000	1,764	2	82.8	42.3
5,001 - 7,500	611	5	93.8	48.4
7,501 - 10,000	320	5	97.1	48.4
10,001 +	586	130	127.6	64.6
Total Leases	6,921	142	106.6	54.2

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, planned dispositions and assets classified as held for sale.
2Excludes leases with lease terms of one year or less.
3Includes redevelopment properties, development completion, and joint ventures.
4Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 21

NOI Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

SAME STORE CASH NOI
	2022	4Q 2022	3Q 2022	2Q 2022	1Q 2022	2021	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Base revenue	$859,591	$217,273	$216,091	$213,034	$213,193	$835,925	$210,957	$209,611	$208,057	$207,300
Operating expense recoveries	253,789	61,652	65,626	62,852	63,659	236,719	58,978	59,346	58,760	59,635
Revenues	$1,113,380	$278,925	$281,717	$275,886	$276,852	$1,072,644	$269,935	$268,957	$266,817	$266,935
Expenses	390,817	95,789	101,500	94,922	98,606	367,691	91,579	94,077	90,196	91,839
Cash NOI	$722,563	$183,136	$180,217	$180,964	$178,246	$704,953	$178,356	$174,880	$176,621	$175,096
Revenue per occ SF [2]	$35.49	$35.49	$35.88	$35.20	$35.38	$34.26	$34.53	$34.45	$34.13	$34.01
Margin	64.9%	65.7%	64.0%	65.6%	64.4%	65.7%	66.1%	65.0%	66.2%	65.6%
Average occupancy	89.1%	89.2%	89.1%	89.0%	88.8%	88.9%	88.8%	88.7%	88.8%	89.1%
Period end occupancy	89.3%	89.3%	89.2%	89.1%	88.8%	88.8%	88.8%	88.7%	88.6%	88.9%
Number of properties	593	593	593	593	593	593	593	593	593	593

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2022	4Q 2022	3Q 2022	2Q 2022	1Q 2022
Revenue per occ SF [2]	3.6%	2.8%	4.2%	3.1%	4.0%
Avg occupancy (bps)	+20	+50	+50	+20	-30
Revenues	3.8%	3.3%	4.7%	3.4%	3.7%
Base revenue	2.8%	3.0%	3.1%	2.4%	2.8%
Exp recoveries	7.2%	4.5%	10.6%	7.0%	6.7%
Expenses	6.3%	4.6%	7.9%	5.2%	7.4%
Cash NOI	2.5%	2.7%	3.1%	2.5%	1.8%

TOTAL CASH NOI
	4Q 2022	4Q 2021	% CHANGE	2022	2021	% CHANGE
Same store cash NOI	183,136	178,356	2.7%	722,563	704,953	2.5%
Same store joint ventures	1,876	1,600	17.3%	7,302	6,426	13.6%
	185,012	179,956	2.8%	729,865	711,379	2.6%
Acquisitions/development completions	19,376	9,699	99.8%	69,314	18,602	272.6%
Dispositions/assets held for sale/other	1,998	17,598	(88.6%)	42,050	76,448	(45.0%)
Joint venture property cash NOI	2,703	804	236.2%	7,920	1,873	322.9%
Redevelopment	2,567	3,248	(21.0%)	10,548	16,211	(34.9%)
Proforma Cash NOI	$211,656	$211,305	0.2%	$859,697	$824,513	4.3%

1Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 22

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income (loss)	($35,764)	$28,304	$6,130	$42,227	$21,607	($2,066)	$23,096	$24,022
Other income (expense)	46,772	(89,477)	7,479	(29,293)	(468)	23,000	(2,223)	(5,220)
General and administrative expense	14,417	16,741	10,540	11,036	8,901	8,207	8,545	8,499
Depreciation and amortization expense	185,275	158,117	55,731	54,041	51,810	50,999	49,826	50,079
Other expenses [1]	13,580	82,659	11,034	9,929	3,850	3,193	2,840	2,783
Straight-line rent expense	1,358	1,260	378	378	382	380	369	367
Straight-line rent revenue	(11,231)	(8,975)	(1,705)	(1,587)	(1,227)	(1,550)	(1,563)	(1,461)
Other revenue [2]	(7,330)	(5,242)	(1,961)	(2,044)	(2,134)	(2,043)	(2,075)	(1,865)
Joint venture property cash NOI	4,579	3,877	3,627	3,139	2,404	2,210	2,164	1,521
Cash NOI	$211,656	$187,264	$91,253	$87,826	$85,125	$82,330	$80,979	$78,725
Pre-merger Legacy HTA NOI	—	27,114	128,308	126,276	126,180	123,807	123,784	123,583
Proforma Cash NOI	$211,656	$214,378	$219,561	$214,102	$211,305	$206,137	$204,763	$202,308
Acquisitions/development completions	(19,376)	(18,527)	(17,659)	(13,752)	(9,699)	(5,771)	(2,411)	(721)
Dispositions/assets held for sale/other	(1,998)	(9,201)	(14,981)	(15,870)	(17,598)	(18,759)	(19,463)	(20,628)
Joint venture property cash NOI	(4,579)	(3,877)	(3,627)	(3,139)	(2,404)	(2,210)	(2,164)	(1,521)
Redevelopment	(2,567)	(2,556)	(2,330)	(3,095)	(3,248)	(4,517)	(4,104)	(4,342)
Proforma Same store cash NOI	$183,136	$180,217	$180,964	$178,246	$178,356	$174,880	$176,621	$175,096

TOP DOWN RECONCILIATION
	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Rental income before rent concessions	$332,652	$301,692	$142,073	$139,775	$132,853	$132,971	$129,609	$129,466
Rent concessions	(3,253)	(2,761)	(1,441)	(1,286)	(1,139)	(1,225)	(1,123)	(1,077)
Rental income	329,399	298,931	140,632	138,489	131,714	131,746	128,486	128,389
Parking income	2,413	2,428	1,919	1,753	2,134	2,187	1,880	1,658
Interest from financing receivable, net	2,284	2,034	1,957	1,930	1,766	1,917	510	—
Exclude straight-line rent revenue	(11,231)	(8,975)	(1,705)	(1,587)	(1,227)	(1,550)	(1,563)	(1,461)
Exclude other non-cash revenue [3]	(3,059)	(2,280)	(1,142)	(1,322)	(1,325)	(1,261)	(1,528)	(1,573)
Cash revenue	319,806	292,138	141,661	139,263	133,062	133,039	127,785	127,013
Property operating expense	(117,009)	(112,473)	(57,010)	(57,464)	(53,032)	(55,518)	(51,509)	(52,215)
Exclude non-cash expenses [4]	3,764	4,034	2,975	2,888	2,691	2,599	2,539	2,406
Non-controlling interest	516	(312)	—	—	—	—	—	—
Joint venture property cash NOI	4,579	3,877	3,627	3,139	2,404	2,210	2,164	1,521
Cash NOI	$211,656	$187,264	$91,253	$87,826	$85,125	$82,330	$80,979	$78,725
Pre-merger Legacy HTA NOI	—	27,114	128,308	126,276	126,180	123,807	123,784	123,583
Proforma Cash NOI	$211,656	$214,378	$219,561	$214,102	$211,305	$206,137	$204,763	$202,308
Acquisitions/development completions	(19,376)	(18,527)	(17,659)	(13,752)	(9,699)	(5,771)	(2,411)	(721)
Dispositions/assets held for sale/other	(1,998)	(9,201)	(14,981)	(15,870)	(17,598)	(18,759)	(19,463)	(20,628)
Joint venture property cash NOI	(4,579)	(3,877)	(3,627)	(3,139)	(2,404)	(2,210)	(2,164)	(1,521)
Redevelopment	(2,567)	(2,556)	(2,330)	(3,095)	(3,248)	(4,517)	(4,104)	(4,342)
Proforma Same store cash NOI	$183,136	$180,217	$180,964	$178,246	$178,356	$174,880	$176,621	$175,096

1Includes acquisition and pursuit costs, merger-related costs, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable, and tenant improvement overage amortization.
3Includes above and below market lease intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable adjustments, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO PROFORMA FULL QUARTER FFO AND NORMALIZED FFO
	4Q 2022	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Cash NOI	$211,656	$214,378	$91,253	$87,826	$85,125	$82,330	$80,979	$78,725
General and administrative expense	(14,417)	(18,956)	(10,540)	(11,036)	(8,901)	(8,207)	(8,545)	(8,499)
Straight-line rent	11,231	11,456	1,705	1,587	1,227	1,550	1,563	1,461
Interest and other income (expense), net	(1,168)	(172)	(125)	(81)	(250)	—	(262)	500
Management fees and other income	2,023	1,629	819	722	809	782	547	292
Note receivable interest income	1,943	1,332	—	—	—	—	—	—
Other non-cash revenue [1]	3,059	2,781	1,142	1,322	1,325	1,261	1,528	1,573
Other non-cash expenses [2]	(3,764)	(4,289)	(2,975)	(2,888)	(2,691)	(2,599)	(2,539)	(2,406)
Pre-merger Legacy HTA NOI	—	1,476	—	—	—	—	—	—
Unconsolidated JV adjustments	(462)	(475)	(1,127)	(1,081)	(942)	(833)	(948)	(780)
Debt Covenant EBITDA	$210,101	$209,160	$80,152	$76,371	$75,702	$74,284	$72,323	$70,866
Interest expense	(64,443)	(60,391)	(15,543)	(13,661)	(13,266)	(13,334)	(13,261)	(13,262)
Loss on extinguishment of debt	119	(1,091)	—	(1,429)	—	—	—	—
Acquisition and pursuit costs	(92)	(482)	(1,352)	(1,303)	(1,152)	(974)	(670)	(744)
Merger-related costs	(10,777)	(79,402)	(7,085)	(6,116)	(389)	—	—	—
Leasing commission amortization [3]	2,706	2,731	2,683	2,600	2,382	2,294	2,258	2,111
Non-real estate depreciation and amortization	(1,323)	(1,243)	(1,080)	(983)	(937)	(903)	(885)	(879)
Non controlling interest	(382)		—	—	—	—	—	—
Unconsolidated JV adjustments	(8)	—	—	(34)	(37)	(2)	(8)	(2)
FFO	$135,901	$69,282	$57,775	$55,445	$62,303	$61,365	$59,757	$58,090
Acquisition and pursuit costs	92	482	1,352	1,303	1,152	974	670	744
Merger-related costs	10,777	79,402	7,085	6,116	389	—	—	—
Lease intangible amortization	137	127	584	309	192	48	(6)	(72)
Significant non-recurring legal fees/forfeited earnest money received	194	346	140	91	465	—	—	(500)
Debt financing costs	625	1,091	—	1,429	—	—	283	—
Merger-related fair value adjustment	11,979	11,844	—	—	—	—	—	—
Unconsolidated JV normalizing items	96	154	83	95	90	54	55	27
Normalized FFO	$159,801	$162,728	$67,019	$64,788	$64,591	$62,441	$60,759	$58,289

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 24

EBITDA Reconciliations
DOLLARS IN THOUSANDS
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

RECONCILIATION OF EBITDA
		3Q 2022		2Q 2022
	4Q 2022	PROFORMA FULL QUARTER	AS REPORTED	PRE-MERGER COMBINED
Net income	($35,764)	$21,533	$28,615	$20,552
Interest expense	64,443	60,391	53,044	40,303
Depreciation and amortization	185,275	186,643	158,117	130,782
Unconsolidated JV depreciation and amortization	4,020	3,526	3,526	3,295
EBITDA	$217,974	$272,093	$243,302	$194,932
Leasing commission amortization	2,706	2,731	2,731	2,683
Gain on sales of real estate properties	(73,083)	(143,908)	(143,908)	(8,496)
Impairments on real estate properties	54,452	—	—	—
EBITDAre [1]	$202,049	$130,916	$102,125	$189,119
EBITDA	$217,974	$272,093	$243,302	$194,932
Acquisition and pursuit costs	92	482	482	1,449
Merger-related costs	10,777	79,402	79,402	12,192
Gain on sales of real estate properties	(73,083)	(143,908)	(143,908)	(8,496)
Impairments on real estate assets	54,452	—	—	—
Loss on extinguishment of debt	(119)	1,091	1,091	3,615
Unconsolidated JV adjustments	8	—	—	—
Debt Covenant EBITDA	$210,101	$209,160	$180,369	$203,692
Leasing commission amortization	2,706	2,731	2,731	2,683
Lease intangible amortization	137	127	(2)	584
Acquisition/disposition timing impact [2]	(1,704)	(3,079)	(1,155)	2,337
Stock based compensation	3,573	3,666	3,666	5,547
Other normalizing adjustments [3]	—	—	—	1,702
Unconsolidated JV adjustments	96	154	154	83
Adjusted EBITDA	$214,909	$212,759	$185,763	$216,628
Run-rate adjustments
January 2023 asset sales [5]	(1,801)
Run-rate adjusted EBITDA	$213,108

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.
3For the three months ended June 30, 2022, other normalizing adjustments for HTA include the following: (i) legal and professional fees related to the whistleblower investigation and other audit committee matters of $1.0 million; and (ii) net costs related to nonrecurring legal and tenant matters of $0.7 million. For the six months ended June 30, 2022, other normalizing adjustments include the following: (i) legal and professional fees related to the whistleblower investigation and other audit committee matters of $1.1 million; (ii) net costs related to nonrecurring legal and tenant matters of $0.8 million; (iii) additional board meeting fees of $0.2 million; and (iv) professional fees related to strategic review matters of $0.1 million.
4FFO and EBITDA includes the impact of straight-line rent.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 25

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	4Q 2022
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REDEVELOPMENT	TIMING/OTHER ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$163,240	$19,376	$3,842	$2,567	$2,399	$191,424	$765,696
Inpatient/Surgical	12,485	—	737	—	—	13,222	52,888
Office	7,411	—	—	—	—	7,411	29,644
Total Cash NOI	$183,136	$19,376	$4,579	$2,567	$2,399	$212,057	$848,228

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$74,265	As of February 24, 2023 [8]		384,822,854
Re/development budget	235,400
	$309,665	IMPLIED CAP RATE
			STOCK PRICE	IMPLIED CAP RATE
		As of February 24, 2023 [8]	$19.68	6.7%
OTHER ASSETS
Assets held for sale [4]	$19,210	4Q 2022 High	$21.40	6.3%
Unstabilized properties [5]	273,105	4Q 2022 Low	$18.39	6.9%
Cash and other assets [6]	337,961
	$630,276

DEBT
Unsecured credit facility	$385,000
Unsecured term loans	1,500,000
Senior notes	3,699,500
Mortgage notes payable	84,122
Company share of joint venture debt	23,572
Remaining re/development funding	151,071
Other liabilities [7]	273,045
	$6,116,310

1See NOI Performance schedule on page 22 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full eight quarter period that are not included in same store NOI.
3Timing adjustments include adjustments to reflect full quarterly stabilized NOI of current quarter acquisitions of $0.3 million, re/development completion adjustments of $0.7 million, and management fee income of $1.9 million. This is partially offset by $0.5 million of positive NOI for unstabilized properties, which are shown in other assets
4Assets held for sale includes one real estate property that is excluded from same store NOI and reflects the expected sale price.
5Includes 39 properties comprising 1.2 million square feet that generated positive NOI of $0.5 million at gross book value.
6Includes cash of $61.0 million, prepaid assets of $85.3 million, notes receivable of $99.6 million, accounts receivable of $51.8 million, prepaid ground leases of $18.0 million, and other investments of $6.0 million. In addition, includes the Company's occupied portion of its corporate headquarters in Nashville and Charleston of $16.3 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $244.0 million, security deposits of $28.5 million, and deferred operating expense reimbursements of $0.5 million.
8Total shares outstanding includes OP units.

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 26

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2022	EXPECTED 2023
	ACTUAL	LOW	HIGH
SAME STORE
Total absorption (bps)	50	40	80
Revenue per occupied square foot	$35.49	$36.25	$37.00
Cash NOI margin	64.9%	64.0%	65.0%
Cash leasing spreads	2.8%	3.0%	4.0%
Lease retention rate	78.9%	75.0%	90.0%
Cash NOI growth	2.5%	2.5%	3.5%

NON-SAME STORE
Normalized G&A	81,640	57,000	60,000
Straight-line rent, net	20,124	32,000	36,000

Funding activity
Acquisitions	$530,053	$75,000	$125,000
Completed dispositions	1,272,986	112,810	112,810
Additional dispositions		225,000	350,000
Re/development	79,410	100,000	125,000
1st generation TI and acq. capex	63,341	45,000	85,000
Maintenance capex
2nd generation TI	54,309	50,000	60,000
Leasing commissions paid	31,992	30,000	35,000
Capital expenditures	64,011	60,000	65,000
Total maintenance capex	150,312	140,000	160,000

Cash yield
Acquisitions	5.3%	6.0%	6.5%
Dispositions	4.8%	6.0%	7.0%
Development (stabilized)		6.5%	8.0%
Redevelopment (stabilized)		8.0%	11.0%

Net debt to adjusted EBITDA	6.4x	6.0x	6.5x

HEALTHCARE REALTY	4Q 2022 SUPPLEMENTAL INFORMATION 27